RED CAT HOLDINGS

RED CAT DRONE SERVICES | SKYPERSONIC | FAT SHARK | ROTOR RIOT | DRONEBOX Encrypted Storage and Analyzation

DRONE PRODUCTS, TECHNOLOGIES AND SERVICES

THE MARKET'S FASTEST GROWING SEGMENTS



DISCLOSURES

During the course of this presentation, we may make statements which are considered "forward-looking statements" within the meaning of the Private Securities Litigation. Reform Act of 1995, including statements regarding our future performance, goals and growth. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should, "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include inability to successfully integrate the assets acquired in the recently closed merger and asset purchase, our pending acquisition of Skypersonic and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the period ended April 30, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

INVESTMENT **HIGHLIGHTS**

THROUGH OUR FOUR OPERATING BUSINESS LINES, WE PROVIDE drone products, technologies and services to the fastest growing market segments in our industry. In 2020, we created RED CAT Drone Services, a dedicated drone services company that combines the capabilities and technologies in our portfolio holdings in one comprehensive solution

- Uniquely positioned to capitalize on the maturing drone market with high performance products and business services for a variety of industries.
- Disciplined acquisition strategy targets companies with advanced product offering and specialized drone operational platforms and IP
- Experienced management team with successful financial and technology background



*One of such 4 business lines is Skypersonic, for which a Definitive agreement has been signed, closing expected first half 2021



RCAT EXECUTIVE **TEAM**

JEFFREY THOMPSON | Chief Executive Officer and Chairman of the Board is a serial tech entrepreneur with a long track record of founding and leading companies from the startup phase to successful exits and IPOs. His background is in the telecom space, where he founded EdgeNet, a private Internet Service provider (ISP), which was sold to Citadel Broadcasting in 1997. Thompson then co-founded Towerstream, a wireless service provider (public 2007 NASDAQ). With an ongoing passion for innovative technology, he most recently founded Red Cat, the company at the forefront of providing solutions for the rapidly growing commercial and recreational drone industries.

JOSEPH HERNON | Chief Financial Officer is a Certified Public Accountant with a Master's in Accountancy, from Bentley University. He also has experience being a member of management teams that have raised more than $300 million through debt and equity financings. As a Chief Financial Officer of 4 publicly traded companies in the high tech and biotech industries, Joseph led 5 acquisitions of technology companies which were immediately accretive.

MANAGEMENT **TEAM**

ALLAN EVANS | FAT SHARK President is a serial entrepreneur with a history of founding and leading technology innovation. He received his PhD from the University of Michigan in Electrical Engineering. From there, he went to Pacific Northwest National Labs and eventually spun out one of the technologies he developed into Avegant, a VR/AR company. After Avegant, Allan became the CEO of Fat Shark and profitably managed the company which was recently combined with Red Cat. Allan has a passion for consumer technologies and leading rapidly growing technology team in emerging markets.

GIUSEPPE SANTANGELO | SKYPERSONIC President is the founder of Skypersonic, Inc.. He has been responsible for the development of projects on behalf of the European Space Agency at Thales Alenia Space in Turin. Giuseppe participated to the engineering design and development of several equipment for the International Space Station with NASA. He was the Project Manager of the Thrusters Measurement System Facility: the official micro-thruster propulsion test facility for several ESA and NASA programs. With several publications in space and control systems he was awarded from NASA for the ISS Node Three Final Acceptance Review in 2003 and for Node Two Design Review in 2001. He studied Astronautical Engineering at the University “La Sapienza di Roma” and he achieved the Master of Science in Mechanical Engineering (MSME) at Engineering Faculty of Catania.

CHAD KAPPER | ROTOR RIOT President has more than 25 years of media and marketing experience, Kapper created two of the most successful brands in the drone industry. Flite Test and Rotor Riot have almost 2 million subscribers and the content has been viewed more than 300,000,000 times worldwide

THE $100 B DRONE MARKET

GROWING AND MATURING

- The global market for drone technologies passed $100 B in 2020 at annual growth rate of 20.5% (Source: IDC, 2021)
- Robotics OT (operational technology) services reaching $3.4 billion in 2019, a year over year increase of 13% (Source: Comptia.org , 2021)
- Drone use in business and civil service organizations is gaining traction and creating opportunities for a rapidly expanding ecosystem of developers, pilots, manufacturers and service providers (Source: Comptia.org, 2021)
- Drone use dramatically increased during the COVID pandemic and is expected to continue its growth trajectory

The Market is Maturing In Step with Drone Applications

Drone pilots are no longer hobbyists, they are highly-skilled, certified and competitive operators.


VANOVER



Dangerous and costly inspection and survey of structures are in the past

TODAY, experienced operators get the job done faster, safer, more cost effectively while retaining more data and increasing job oversight.




THE $100 B MARKET
is transitioning from military and hobby to business services and civil applications


INSPECTION
AND SURVEY
drone services for
industries is a
$21 B MARKET

MARKET-LEADING SEGMENTS

COMMERCIAL AND CIVIL APPLICATIONS

- The drones in commercial and civil services are used to INSPECT and/or SURVEY equipment, structures, insurance claims, land areas, jobsites and emergencies

Addressable Markets for Drone Inspection and Survey Services

Goldman Sachs Research, 2016-2020 Study


Construction
$11.2 B
Agriculture
$5.9 B
First Responder
$1.8 B
Insurance Claim
$1.4 B
Oil & Gas, Mining
$1.1B

in CONSTRUCTION...
drones survey buildings and adherence to code. Drones save time, reduce risk, lower costs and speed permitting

for OIL & GAS...
drones can travel the length of a pipeline to inspect seals and valves and obtain input from a team of professionals on maintenance options

for FIRST RESPONDERS...
drones get to emergencies faster and safer to provide initial medical supplies and map emergency response teams safely to a site

The Ever-Expanding List of Drone Uses and Applications


amazon PrimeAir
Uber Eats
ups
Domino's

THE MARKET'S MOMENT

INDUSTRY CHALLENGES CREATED OPPORTUNITIES

CHALLENGES.

1. **Operators'** flight data collection systems vary greatly, and some do not meet regulatory compliance standards and reporting
2. **Experienced pilots** are in high demand but short supply
3. **Downlink technologies'** high latency limits accuracy and speed to complete operations
4. **Remote operation** is hampered by technology performance and platform standardization.

OPPORTUNITIES

- **CREATE A DRONE SERVICES PLATFORM** for operators and with the highest standards in flight data collection, advanced technologies and meets regulatory compliance.
- **DEVELOP A NETWORK OF CERTIFIED PILOTS** and learning programs to train and certify pilots.
- **ADVANCE DRONE TECHNOLOGIES** to enable operations by experienced pilots and professionals from any location with low latency and 5G data transmission.


FEDERAL AVIATION ADMINISTRATION
FAA AND FCC COMPLIANCE
are just two of the many challenges we solve for drone operations and drone service clients

RED CAT HOLDINGS

Strategically-Targeted Acquisitions Provided Us Four (4) Business Lines with Dedicated Revenue Streams Plus the Software, Technologies, Services and Exposure Needed to Build a Comprehensive Drone Services Company

BUSINESS LINES AND VALUE

FAT SHARK

FPV Headsets, Low Latency Downlink, and Telemetry Technologies

SKYPERSONIC

GPS-Denied Flight Services and Indoor for Piloting Over the Internet

*Definitive agreement has been signed, closing expected first half 2021

DRONEBOX
Encrypted Storage and Analyzation

Drone Software Systems and Data Platform to Meets Regulatory Compliances

ROTOR RIOT

Drone Media, Product Promotion, Network of Pilots

FAT SHARK FIRST PERSON VIEW DRONE TECHNOLOGY



WILD WILLY
JET
JAWZ

- Fat Shark is the premium market share leader of first-person view (FPV) goggles for drones
- Highly-advanced telemetry, download technologies and firmware produce the lowest latency in the industry : low latency is essential for drone operations
- Fat Shark headsets are routinely awarded with the highest performance grades and operator preference in the market
- Fat Shark currently sells 100% through distribution at ~26% margins

FAT SHARK® Headset Revenues



$6.2
$7.3
2019
2020



50,000+
FPV headsets sold to date

3 MILLISECOND (MS)
latency vs. ~25 ms in competitor headsets

SKYPERSONIC INSPECT & SURVEY IN GPS-DENIED LOCATIONS

- Patented software and hardware allow for flight services in restricted spaces where GPS is not allowed or available
- GPS-denied, indoor/tight space telemetry capabilities were transitioned from military and satellite technology for commercial use - 8 US and European Patents
- Environmental testing technologies samples air quality
- Provides operators unique access to locations ,where previous human operators' high risk = high costs
- Completely remote drone flights can be executed from operators anywhere in the world
- Drone services, technologies and certification programs offered


SKYCOPTER
INSPECT THE IMPOSSIBLE

Sample Customers Who Contracted Skypersonic Services or Purchased Skypersonic Products

GM LEONARDO Eni ANDRONE EROCK Associates LLC

'FLY ANYWHERE' TECHNOLOGIES



enable drones to inspect and survey in high-risk, confined or GPS-denied locations by 100% remote pilots and over- the-internet operators

* Definitive agreement has been signed, closing expected first half 2021

DRONEBOX FLIGHT LOGGING & REGULATORY COMPLIANCE

Red Cat's DRONE BOX SaaS software and platform enable an easy-to-use flight log system that keeps clients compliant with regulators and helps track critical, drone data collection and feeds to various applications.

- Patent-pending blockchain-based cloud architecture is Drone-agnostic
- ONE easy to use system for analytics and services
- Partnerships with largest drone equipment suppliers
- Intellectual property agreement with UPR Mayagüez
- Launching AI capabilities
- Puerto Rico based operations
  - Cost of operations 30% less than mainland US
  - Puerto Rico Tax incentives, ACT 20, 22 and 73
  - Total income tax rate of 4%


DRONEBOX
Encrypted Storage and Analyzation
File
Motors
Gyros
GPS
Accelerometers
INFO


DRONEBOX

CAPABILITIES

- Synchronizes separate silos of data into one easy-to-use product
- Secure and encrypted compliant operations
- Opensource architecture integrates into any application

ROTOR RIOT EXPOSURE AND ACCESS TO TOP PILOTS

- At the center of the high-performance drone market and has the largest following of professional and 107-Certified drone pilots
- Enthusiasts shop online store for the ready-to-fly drones and drone parts featured in Rotor Riot's media
- Drone Racing League events and media
- A unique mobile game and drone simulation controller is sold on the shelves of Best Buy, Apple Store, Target and Walmart



Strong Social Media Following Including Professional Pilots Provide Worldwide Exposure – 2020 Figures

YouTube	Views	Facebook / Instagram
223,000 Subscribers	**25,000,000** Views	**150,000** Social Media Followers


A POOL OF PROFESSIONAL PILOTS
are immediately available through the Rotor Riot platform of followers
DRL
Allianz
VANOVER

SUBSIDIARIES' CAPABILITIES SPECIALIZE DRONE SERVICES OFFERINGS

Specific capabilities and technologies in each of our subsidiaries contributed to a suite of highly-specialized services in our RED CAT Drone Services division

RCAT Business Lines	DRONEBOX Encrypted Storage and Analyzation	ROTOR RIOT	FAT SHARK	SKYPERSONIC *
THE CAPABILITY Our Subsidiary Contributed to Drone Services	**A SOFTWARE PLATFORM** that enables immediate compliance and data feeds for all drone operations	**A NETWORK OF PILOTS** for us to quickly connect and schedule a professional and certified pilot for our operations	**DOWNLINK TECHNOLOGY** which enables low latency telemetry technologies for FPV piloted flights	**GPS-DENIED FLIGHT OPERATIONS** for high-risk drone flights by 100% remotely piloted operators over the internet

RED CAT
DRONE SERVICES

The capabilities we leveraged from our subsidiaries allowed us to assemble a comprehensive offering of remote drone inspection and survey services across a variety of industries.

*Definitive agreement has been signed, closing expected first half 2021

OUR GROWTH PATH

RED CAT DRONE SERVICES FOR COMMERCE

WHAT WE OFFER

1. Remote, quickly available, experienced and certified pilots to fly drone operations
2. A platform to access and process drone data collection and maintain compliance
3. Data for professionals who can recognize and interpret data provided during and after drone inspection and survey services

HOW OUR REMOTE PILOTING AND OPERATIONS BEST SERVICE CLIENTS

1. Customers get a cost-effective and safer solution – no need to be in-field
2. Access to industry-experienced, certified pilots worldwide
3. Delivery of drone data for specialists and professionals to |interpret data in real-time, or post-operations to help clients make the best decisions.

WE AVAIL CERTIFIED PILOTS ON A REMOTE-OPERATION PLATFORM

to provide widespread drone services to for commercial and civil service use

RED CAT DRONE SERVICES

Provides clients safe and cost-effective remotely-operated drone inspection and survey services from anywhere, at any time.

PEER COMPS

Attractive Valuation Upside vs. Peers

COMPANY	TICKER	BUSINESS DESCRIPTION	2020 REVENUES	MARKET CAP	PRICE/ SALES RATIO
AG Eagle	NYSE : UAVS	Drone manufacturing and drone agricultural services	$1.4 M	$426.8 M	304.9X
Alpine 4	OTC : ALPP	Technology holding company including drone technologies in development	$34.1 M	$496.6 M	17.5X
DraganFly	OTC : DFLYF	Drone manufacturing and drone services for agriculture	$2.7 M	$296.5 M	109.8X
Vuzix	Nasdaq: VUZI	Supplier of smart glasses and augmented reality (AR) technologies	$11.58M	$1.92 B	165.8X
				Peer Group Average	149.5X

**Source: S&P Capital IQ as of April 8th, 2021*

		2020 REVENUES	MARKET CAP	PRICE/ SALES RATIO
RED CAT HOLDINGS OTC : RCAT	Drone manufacturing, drone services and technologies for commercial and civil services	$9.0 M Proforma YE2020	$118 M	13.1x

INCOME STATEMENT

	For the **Three Months** Ended January 31		For the **Nine Months** Ended January 31	
	3M 2020	**3M 2021**	**9M 2020**	**9M 2021**
Revenues	**$34,538**	**$2,145,988**	**$34,538**	**$3,122,077**
Gross Margin	18,304	569,723	18,304	770,924
Operating Loss	**(438,629)**	**(1,146,853)**	**(976,242)**	**(2,019,988)**
Other Expense, Primarily Derivative	-	7,837,407	-	8,069,797
Net Income (Loss)	**$(438,619)**	**$(8,984,260)**	**$(976,242)**	**$(10,089,785)**

BALANCE SHEET

	As of **January 31, 2021**
Cash and Cash Equivalents	**$471,652**
Total Assets	**12,082,563**
Total Liabilities	**12,728,932**
Total Stockholders' Equity	**$(646,369)**

CAPITALIZATION TABLE

Shares of Common Stock Outstanding[1]	29,011,926
Series A Preferred Stock[2]	1,322,004
Series B Preferred Stock[3]	1,972,402
Options (WAEP: $1.79)	2,197,475
Warrants (WAEP: $1.50)	939,998
Fully Diluted Shares Outstanding	**35,443,805**

1. Shares issued and outstanding as of April 7, 2021
2. 158,704 shares convertible at 8.33 rate
3. 2,666,882 shares convertible at 0.8334 rate

RCAT INVESTMENT **SUMMARY**

1. Uniquely positioned to capitalize on the maturing drone market with high performance products, technologies and business services for a variety of industries
2. Acquired businesses that complement and support each other and add value to REDCAT Drone Services
3. Newly acquired business and technologies provide unique, niche drone services in high demand
4. Experienced management team with successful financial and technology background
5. Disciplined acquisition strategy targets companies with advanced product offerings and specialized drone operational platforms and intellectual property


RED CAT
HOLDINGS
redcatholdings.com
RED CAT DRONE SERVICES
ROTOR RIOT
DRONEBOX
FAT SHARK
SKYPERSONIC
Jeff Thompson, CEO
jeff@redcat.red